UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC 20549

                               FORM 8-K

                            CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) : February 21, 2011

                        Baltia Air Lines, Inc.
        (Exact name of registrant as specified in its chapter)

      New York                 CIK 869187               11-2989648
(State of incorporation) (Commission File Number)    (IRS Employer ID)

63-25 Saunders St., Suite 7 I, Rego Park, New York        11374
  (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code: 907 275-5205

Check the appropriate box in the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following conditions:

[  ] Written communications pursuant to Rule 425
     of the Securities Act (17 CFR 230.425
[  ] Soliciting material pursuant to Rule 14a-12
     of the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b)
     under the Exchange Act 17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act 17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant's Certifying Accountant.

(a) On January 21, 2011, the Company Board of Directors, acting through the Chief Financial Officer, Igor Dmitrowsky, engaged
Mr. Ronald R. Chadwick, P.C. of 2851 South Parker Road, Suite 720 Aurora, Colorado 80014 to act as the Company's new independent registered public accountant beginning immediately and, specifically, to perform procedures related to the audit of its financial statements and reporting for the year ended December 31, 2010. This engagement of a new certifying accountant was done to ensure independence of the Company's certifying accountant and compliance with Regulation S-K, 17 CFR Section 210.2-01(c)(6) requiring audit partner rotation every five years.

(b) On January 21, 2011, the Company Board of Directors, acting through the Chief Financial Officer, Igor Dmitrowsky, accepted the resignation of the prior certifying accountant and audit partner, Mr. Michael Cronin for the reasons stated in (a) above. During the previous two years, the audit reports rendered by Mr. Cronin have not contained any adverse opinion, or disclaimer of opinion, nor were any such reports qualified or modified as to uncertainty, audit scope or accounting principles.

(c) The engagement of the new accountant, and the acceptance of the resignation of the prior accountant was done by the Chief Financial Officer and Chairman of the Board of the Company, Mr. Igor Dmitrowsky, with the knowledge of the other members of the Board of Directors. The Company does not have an audit committee or any other committee charged with oversight of financial matters, and has entrusted this responsibility in its Chief Financial Officer.

(d) Over the last two most recent fiscal years and to January 21, 2011, there have not been, nor are there now, any disagreements between the Company and Mr. Michael Cronin with respect to any matter of accounting principles, practices, financial statement disclosure, auditing scope or procedure for the reporting and filing completed prior to this date, nor have there been any "reportable events" as defined by Regulation S-K section 304(a)(1)(v) during that same period.

(e) The Company's prior certifying accountant, Mr. Michael
Cronin, has reviewed this disclosure and consented as set forth in exhibit EX-16.1 submitted herewith.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Baltia Air Lines

by:  /s/  Igor Dmitrowsky
Igor Dmitrowsky, President
and Chief Financial Officer

February 21, 2011


EX-16.1

Michael F. Cronin, CPA

687 Lee Road, Ste 210
Rochester, NY 14606

1574 Eagle Nest Circle
Winter Springs, FL 32708

407-754-7027
email mikeccpa@aol.com

February 22, 2011

Securities & Exchange Commission
100 F Street NE
Washington, DC 20549

Dear Sir/Madam:

Baltia Air Lines, Inc. (the "Company") has made available to me a copy of its Current Report on Form 8-K, dated February 21, 2011, in which it provides information pursuant to item 4.01 with regard to "Changes in Registrant's Certifying Account".

I have reviewed the disclosure under Item 4.01 and agree with its statements concerning the scope and results of my engagement as the Company's prior auditor.

Sincerely,

    /s/  Michael F. Cronin
 Michael F. Cronin
  Certified Public Accountant
 NY, FL